UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

ALTISOURCE RESIDENTIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35657	46-0633510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Altisource Asset Management Corporation

402 Strand St.

Frederiksted, United States Virgin Islands 00840-3531

(Address of principal executive offices)

Registrant’s telephone number, including area code: (340) 692-1055

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 21, 2012, Altisource Residential Corporation’s (the “Company”) spin-off from Altisource Portfolio Solutions S.A. (“Altisource”) was completed, and shares of the Company began regular trading on the New York Stock Exchange under the symbol “RESI” on December 24, 2012. The spin-off was effected as a taxable pro rata distribution by Altisource of all of the outstanding shares of Class B common stock of the Company to the shareholders of record of Altisource as of December 17, 2012 (the “Distribution”). The shareholders of Altisource received one share of Company common stock for every three shares of Altisource common stock held, and will receive cash in lieu of fractional shares.

The Distribution was effected pursuant to the Separation Agreement, dated as of December 21, 2012, between the Company and Altisource (the “Separation Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Distribution and certain other agreements governing the Company’s relationship with Altisource after the Distribution.

A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

In connection with the Distribution, the Company and certain of its affiliates entered into certain other agreements with Altisource and certain of its affiliates on December 21, 2012 to govern the terms of the Distribution and to define the ongoing relationship between the Company and Altisource following the Distribution, including with respect to tax liabilities, support services and continuing commercial arrangements. Those agreements include:

•                  Support Services Agreement, between the Company and Altisource Solutions S.à r.l. (“Altisource Solutions”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  Tax Matters Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  Asset Management Agreement (the “AMA”), between the Company, Altisource Residential, L.P. (“ALRP”) and Altisource Asset Management Corporation (“AAMC”), a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  Master Services Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

•                  Servicing Agreement, between Altisource Residential, L.P. and Ocwen Mortgage Servicing, Inc. (the parent entity of Ocwen Loan Servicing, LLC), a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•                  Trademark License Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•                 Subscription Agreement, between ARNS, LLC (previously ARNS, Inc.) (“ARNS”) and NewSource Reinsurance Company Ltd. (“NewSource”), a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

A brief description of the Separation Agreement and each of the other foregoing agreements (other than Exhibit 10.7, which is described below) is incorporated by reference to the Company’s Amendment No. 4 to the Registration Statement on Form 10-12B, filed on December 5, 2012 (File No. 001-35367) (the “Registration Statement”).

Subscription Agreement and Shareholders’ Agreement

On December 21, 2012, ARNS (a wholly-owned indirect subsidiary of the Company) entered into a Subscription Agreement to purchase 18,000,000 preferred shares, par value $1.00, of NewSource for $18,000,000.  ARNS expects to consummate the purchase of such shares within the next several days.  In connection with the consummation of such purchase, ARNS intends to enter into a Shareholders’ Agreement with AAMC and NewSource with respect to the ownership and transfer of the common shares, par value $1.00 (all held by AAMC), and preferred shares, par value $1.00 (all held by ARNS), of NewSource (the “NewSource Shares”).Pursuant to this agreement, ARNS and AAMC will agree to certain conditions and restrictions on the ownership and transfer of the NewSource Shares, including the following:

•                  In general, NewSource shares may not be transferred without the prior written consent of AAMC.

•                  Each NewSource shareholder may transfer its NewSource Shares to their affiliates at any time.

•                  Tag-Along Rights.  If AAMC proposes to transfer any or all of its NewSource Shares, ARNS has the right, subject to certain conditions, to sell its NewSource Shares to the purchaser of AAMC’s NewSource Shares.

•                  Drag-Along Rights. If AAMC approves a bona fide offer from a person or group of persons that would result in a change of control of NewSource, AAMC has the right, but not the obligation, to require ARNS to tender to purchase to such person or group of persons a certain percentage of its NewSource Shares upon the same terms and conditions as apply to AAMC.

The Shareholders’ Agreement will terminate upon the earlier of (i) any underwritten initial public offering of NewSource or (ii) the execution of a written agreement by each of the shareholders to terminate the Shareholders’ Agreement.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Departure of Directors

On December 21, 2012 the following actions were taken with respect to the resignation of certain directors of the Company:

Stephen H. Gray and John P. Barrack resigned as directors of the Company.

(c)

Appointment of Officers

On December 21, 2012 the following actions were taken with respect to the appointment of certain executive officers of the Company:

Ashish Pandey, age 37, was appointed Chief Executive Officer of the Company.

Prior to joining the Company, Mr. Pandey served as the Chief Executive Officer of Correspondent One, an affiliate of Altisource engaged in the acquisition and secondary marketing of government loans. He previously served as Executive Vice President of Ocwen Financial Corporation (“Ocwen”) from July 2008 to August 2011 and was responsible for the oversight of asset management vehicles and capital deployment for mortgage servicing portfolio acquisitions for Ocwen. He served as Treasurer and Director of Corporate Strategy from February 2005 to July 2008 for Ocwen. From May 2002 to October 2003, Mr. Pandey served as an Associate Consultant with Tata Strategic Management Group. He holds a Bachelor’s of Science in Engineering from the S.G.S. Institute of Technology and Science and a Masters of Business Administration from the Indian Institute of Management.

There are no family relationships among Mr. Pandey and any of the Company’s directors and executive officers.

Rachel M. Ridley, age 34, was appointed Chief Financial Officer of the Company.

Prior to joining the Company, Ms. Ridley served as Senior Manager in Assurance Services, Asset Management for PricewaterhouseCoopers LLC, an accounting firm, since 2008 and various positions within PwC from 2000 to 2008.  Ms. Ridley is a Certified Public Accountant (Maryland).  She holds a Bachelor of Business Administration from Emory University and a Master in Professional Accounting from the University of Texas at Austin.

There are no family relationships among Ms. Ridley and any of the Company’s directors and executive officers.

Stephen H. Gray, age 42, was appointed General Counsel and Secretary of the Company.

Prior to joining the Company, Mr. Gray was General Counsel and Secretary of LaBranche & Co Inc., a publicly traded financial services company in New York, New York, from May 2004 to December 2011, and was a consulting attorney for The Nielsen Company, a global information and measurement company, during 2012. From

June 1998 to May 2004, Mr. Gray was a corporate and securities attorney at the law firm Fulbright & Jaworski L.L.P. in New York, New York, specializing in, among other things, securities offerings, mergers and acquisitions and general corporate reporting for public and private companies. From January 1996 to June 1998, he was a corporate and securities attorney at the law firm Brock, Silverstein & McAuliffe, LLC, in New York, New York.  He holds a Bachelor of Arts in History from Hobart College and a Juris Doctorate from Widener University School of Law.

There are no family relationships among Mr. Gray and any of the Company’s directors and executive officers.

All of the Company’s executive officers will be employed by and receive compensation from AAMC for services provided to the Company, including their service as the Company’s executive officers. As provided in the AMA,  the Company does not determine the compensation to be received by its executive officers, and as a result, the Company does not have any plans, contracts or arrangements with its executive officers.  However, the Company is required by the Asset Management Agreement to reimburse AAMC on a monthly basis for direct and indirect expenses AAMC incurs or payments it makes on behalf of the Company, ALRP or any other respective subsidiaries thereof, including, but not limited to, the allocable compensation and routine overhead expenses of all employees and staff of AAMC, when and to the extent engaged in providing asset management and corporate governance services under the AMA.  The Company has been informed by AAMC that the compensation AAMC will pay to each executive officer is as follows:

•                  Ashish Pandey will receive, among other things, (i) a base salary of $325,000, (ii) a target incentive bonus opportunity of $325,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.  Mr. Pandey also received a restricted stock award representing 46,745 shares of common stock of AAMC, subject to the vesting requirements set forth in the AAMC 2012 Equity Incentive Plan.

•                  Rachel M. Ridley will receive, among other things, (i) a base salary of $210,000, (ii) a target incentive bonus opportunity of $90,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.  Ms. Ridley also received a restricted stock award representing 8,765 shares of common stock of AAMC, subject to the vesting requirements set forth in the AAMC 2012 Equity Incentive Plan.

•                  Stephen H. Gray will receive, among other things, (i) a base salary of $248,000, (ii) a target incentive bonus opportunity of $152,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.  Mr. Gray also received a restricted stock award representing 8,765 shares of common stock of AAMC, subject to the vesting requirements set forth in the AAMC 2012 Equity Incentive Plan.

(d)

Election of Directors

Michael A. Eruzione. Mr. Eruzione was appointed to the Board of Directors on December 21, 2012.  Mr. Eruzione was also appointed to the Nomination/Governance Committee of the Board of Directors.  Mr. Eruzione represents major corporations as a spokesperson and as a motivational speaker and has served as the Director of Development for Athletics at Boston University in Boston, Massachusetts since 1995.  He previously served as the Director of Special Programs for Alumni Relations and Development.  From 1984 to 1994, Mr. Eruzione worked as a sports commentator for Madison Square Garden, ABC, NBC and CBS.  Mr. Eruzione was captain of the 1980 United States Olympic Hockey Team that won the gold medal in Lake Placid, NY.  Mr. Eruzione holds a Bachelor of Arts from the Boston University School of Education in Boston, Massachusetts.

Robert J. Fitzpatrick. Mr. Fitzpatrick was appointed to the Board of Directors on December 21, 2012.  Mr. Fitzpatrick was also appointed to the Audit Committee and Compensation Committee of the Board of Directors.  Mr. Fitzpatrick has over 25 years of experience in real estate banking and structured finance and is one of the founding members of Institutional Mortgage Capital Canada, Inc. (“IMCCI”), established in 2009 as an investment platform for investors in Canadian commercial real estate debt and securities. Mr. Fitzpatrick has served as Chief Financial Officer of IMCCI since 2011. Prior to joining IMCCI, Mr. Fitzpatrick served from 1983 to 2009 in various senior managerial and executive appointments for Merrill Lynch, a financial management and advisory firm, including Head of Residential and Commercial Securitization, Managing Director of Commercial Real Estate Lending and Managing Director of Global Principal Investments. Mr. Fitzpatrick holds a Bachelor of Science in Accounting from St. John’s University in New York, New York.

James H. Mullen, Jr. Dr. Mullen was appointed to the Board of Directors on December 21, 2012.  Dr. Mullen was also appointed to the Audit Committee, Compensation Committee and Nomination/Governance Committee of the Board of Directors.  Dr. Mullen has over 20 years of experience in leadership roles in higher education and has served as President of Allegheny College in Meadville, Pennsylvania since 2008. Dr. Mullen also serves on the Board of Directors and Councils of several universities including the American Council on Education, the Association of Independent Colleges & Universities in Pennsylvania, the Pennsylvania Economy League of Southwestern Pennsylvania, the Council of Independent Colleges and the National Association of Independent Colleges and Universities, Tax Policy Committee. Prior to joining Allegheny College, he served as President of Elms College in Chicopee, Massachusetts, as Chancellor of the University of North Carolina in Asheville, North Carolina and as Senior Vice President of Trinity College in Hartford, Connecticut. Dr. Mullen holds a Master of International Affairs and Security from the John F. Kennedy School of Government at Harvard University in Cambridge, Massachusetts and a Doctorate in Higher Education Administration from the University of Massachusetts in Amherst, Massachusetts.

David B. Reiner. Mr. Reiner was appointed to the Board of Directors on December 21, 2012.  Mr. Reiner was also appointed to the Audit Committee, Compensation Committee and Nomination/Governance Committee of the Board of Directors.  Mr. Reiner is currently a Director with Regional Real Estate Investment Corporation (“RREIC”), a registered investment advisor that manages private investment funds that make opportunistic real estate investments. Prior to joining RREIC, Mr. Reiner served as a Managing Director of Grosvenor Investment Management US Inc. (“GIM”), a real estate investment fund, from 2003 to 2011. At GIM, Mr. Reiner was responsible for the development and implementation of business strategy, capital markets activities, fund and investment development, fund-raising, fund operations and investor relations. He also was a member of the Management and Investment Committees for GIM’s Investment Funds business and served on the Capital Markets Committee of Grosvenor Fund Management Ltd.  Prior to that, Mr. Reiner was a Co-founder and Managing Director of Legg Mason Real Estate Investors, Inc., from 2000 until 2003, a specialty real estate lender that provided mezzanine and bridge loans to the commercial real estate industry.  Mr. Reiner currently serves on the Board of Directors and as Chairman of the Audit Committee of HLSS.  Prior to joining the HLSS Board, he served three years on the Board of Directors of Ocwen.  He was a member of both the Audit Committee and the Nomination/Governance Committee. Mr. Reiner holds a Bachelor of Arts from the University of South Carolina in Columbia, South Carolina and a Juris Doctorate from George Mason University School of Law in Fairfax, Virginia. He also completed graduate work in international affairs and economics at the Fletcher School of Law & Diplomacy at Tufts University in Medford, Massachusetts and the Johns Hopkins School of Advanced International Studies in Washington, DC.

(e)

Compensatory Arrangements

In connection with the Company’s separation from Altisource, on December 21, 2012, the Company adopted (i) the Conversion Option Plan, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference and (ii) the Special Conversion Option Plan, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference. A brief description of each of the foregoing is incorporated herein by reference to the Registration Statement.  Pursuant to the Conversion Option Plan, Ashish Pandey, the Company’s Chief Executive Officer, will receive options to acquire approximately 10,010 shares of common stock of the Company.

Item 9.01                                           Financial Statements and Exhibits

(d)   Exhibits.

Number	Description

2.1	Separation Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Portfolio Solutions S.A.

10.1	Support Services Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

10.2	Tax Matters Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

10.3	Asset Management Agreement, dated as of December 21, 2012, between Altisource Residential Corporation, Altisource Residential, L.P. and Altisource Asset Management Corporation.

10.4	Master Services Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.*

10.5	Servicing Agreement, dated as of December 21, 2012, between Altisource Residential, L.P. and Ocwen Mortgage Servicing, Inc.*

10.6	Trademark License Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

10.7	Subscription Agreement, dated as of December 21, 2012, between ARNS, LLC (previously ARNS, Inc.) and NewSource Reinsurance Company Ltd.

10.8	Altisource Residential Corporation Conversion Option Plan.

10.9	Altisource Residential Corporation Special Conversion Option Plan.

* Portions of this exhibit have been redacted pursuant to a request for confidential treatment.  The non-public information has been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	/s/ Rachel M. Ridley
	Name:	Rachel M. Ridley
	Title:	Chief Financial Officer

Dated: December 28, 2012